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                                                                    EXHIBIT 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the captions "Our Summary Consolidated Financial Data", "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated July 15, 2007, in Amendment No.1 to the Registration Statement on Form F-1 and related Prospectus of Agria Corporation dated October 24, 2007.




/s/ Ernst & Young Hua Ming

Shenzhen, People's Republic of China
October 24, 2007